July 2015 Investor Presentation

Safe Harbor Statement 2 Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on corporate initiatives and strategic pricing, the reduction, and the related timing, in the number of Company facilities, the optimization of the Company's supply chain, including the timing thereof, the Company's views and assessment of economic conditions, foreign currency trends, end market conditions and industrial demand, the Company’s progress on executing its acquisition and organic growth strategies and new product development, the Company’s progress on implementing profit improvement initiatives, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities, the impact and timing of the Company's Business Simplification Plan and other potential cost management and restructuring activities on earnings, margins and shareholder value, the Company's unaudited 2015 financial information, and the Company's guidance for full year 2015. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg and Guardian acquisitions and integration and other acquisitions, (24) risks associated with the Company's investment in a manufacturing facility in China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, and (31) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

A global, diversified manufacturer of machined components that transmit torque and/or control motion in industrial processes Headquartered in Braintree, Massachusetts 31 global production facilities Approximately 3,850 employees 22 industry-leading brands averaging 75 years of market expertise Altra Industrial Motion Corp. Overview Equity Snapshot Nasdaq: AIMC Equity Market Capitalization: Shares O/S: 26.3 million Share Price (7/31/15): Quarterly Dividend: $0.15 (Q3) Dividend Yield: 2.4% $658 million $25.40 About Us 3 2015 Revenues: $760 - $780 million (guidance)

Focused On Industrial Power Transmission and Motion Control 4 • Altra is primarily focused on the $40 billion global market for gearing, couplings, belted drives and clutches & brakes • Product reliability critical to avoiding costly customer downtime • Extremely fragmented • Global, but regionally focused • High degree of recurring aftermarket revenue, like-for-like replacement Global Power Transmission & Motion Control Market $40 billion Altra is a focused, pure-play Power Transmission company Source: Industrial Market Information, PTDA, Management Estimates Controls ASDs Motors Gearing Clutches & Brakes Belts Couplings Chain Linear Bearings Accessories $40 billion

Highly Engineered Niche Applications 5 Lock, Dam and Bridge Drive Systems • Capitalize on US government infrastructure investments • Multiple Altra products engineered to operate together seamlessly  Nuttall Gear Drives  Ameridrives Gear Couplings  Svendborg Brakes • Extremely demanding customer design and test parameters Park Blvd. Bridge – Pinellas County Florida

Agricultural Combines and Seeders Hot Strip Steel Mills Mining Shovels Conveyors Oil and Gas Drilling Lawn Tractors Diverse Markets and Applications - Representative Examples 6 ALTRA INDUSTRIAL MOTION NASDAQ: AIMC

Balanced Diverse Global Markets 7 Pro forma 2014 segmentation includes Guardian Couplings. Geographic segmentation based upon destination shipment. OEM 61% Distributor 31% User 8% Sales by Channel Aftermarket 39% New Build 61% Aftermarket Sales

Long-Standing Customer Relationships • Strong relationships built on reliability and technical expertise • Conducted business with top ten customers on average for more than 20 years • Well over 1,000 direct OEM customers and 3,000 distributor outlets • No individual end customer accounts for more than 4% of total sales Select Blue Chip Customers Select Distributor Customers 8

Achieve superior top and bottom line growth Provide a top tier return to our shareholders Create an enriching and attractive work environment Establish a loyal and committed supply chain network Altra’s Core Objectives 9

Achieve Superior Top Line Growth Innovative product solutions focused on niche markets and global trends • Safety • Environmental needs and energy savings • Customer requirements for cost improvements • Collaborative development - help customers improve their products Invest in regions where our core markets exhibit superior growth. Support our customers as they expand around the world. Leverage Operational Excellence to meet customer demands 10

Innovative Product Solutions - Safety

Altra Industrial Motion

STAINLESS STEEL SOLUTIONS FROM BAUER AND BOSTON GEAR PROVIDE EXCEPTIONAL WASHDOWN RESISTANCE IN FOOD PROCESSING APPLICATIONS

- Designed with surfaces that slope at least 3° to prevent contaminant deposits while allowing the run-off of harsh cleaning agents
- Eliminates product coating degradation in the event of impact and prolonged exposure to corrosive wash down solutions
- Bauer aseptic gear motors can even be develop as completely submersible units





Design and manufacture innovative solution-oriented products to address customer and industry *safety* concerns.

Food Processing Industry
- The food processing industry has aggressive equipment wash down requirements to maintain stringent sanitation standards
- Much of the equipment exposed to caustic wash down is steel or cast iron (which is prone to rust over time)
- Recently, the food industry has determined that potentially harmful bacteria can thrive in rust

Altra's Customized Solution
- Unique stainless steel worm and helical gear drives from Boston Gear
- Submersible stainless steel aseptic gear motors from Bauer
- No-rust products
- Rounded housings minimize pooled water
- Reduced maintenance and extended product life-cycle

Other examples of safety solutions from Altra
- Brakes for elevators
- Backstops on mining conveyors
- Brakes on riding lawn mowers
- Overrunning clutches on ski lifts

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12 Energy Savings • Global energy efficiency requirements for motors continue to expand in depth and scope • US and European mandates Altra’s Customized Solution • Bauer has developed motors with different efficiency ratings for various customer requirements • New IE4 super premium efficiency motor provides superior performance and energy savings Other examples of energy saving solutions from Altra • Leading brake supplier to the wind turbine industry • Supplier of custom designed actuators for demanding solar panel applications • Multiple large brake designs for the emerging tidal power industry Design and manufacture innovative solution-oriented products to address global concerns for energy savings. Innovative Product Solutions – Energy Savings BAUER GEAR MOTOR LEADS THE INDUSTRY WITH ENERGY EFFICIENT MOTOR TECHNOLOGY • Bauer’s commitment to efficiency has led to the development of a range of Permanent Magnetic Synchronous Motors (PMSM) which meet the requirements of the IE4 (Super Premium Efficiency) classification • The PMSM design reduces heat loss from the rotor by 100%, total loss by approximately 25%, and increases total efficiency by 10% or more

13 Ongoing requirement to help our end customers save money • Cost of fresh water on an isolated offshore oil rig is very expensive • Large heavy duty brakes used on offshore draw works and anchor winches require significant amounts of water to cool the product during operation Altra’s Customized Solution • Wichita clutch developed a highly specialized non-metallic internal disc which allows our brake to be cooled with sea water - without contamination or corrosion • Reduces fresh water consumption on a typical offshore rig by up to12 million gallons per year • Added benefits include lighter weight, enhanced cooling and improved maintainability Other examples of cost saving solutions from Altra • Unique Ameridirves joint knuckle design in steel mill universal joints saves a mill in the Midwest millions • Industry leading on-time delivery and lead time from Boston Gear enables a conveyor manufacturer to reduce their speed reducer inventory by 80% Design and manufacture innovative solution- oriented products to address customer requirements for cost improvements Innovative Product Solutions – Customer Cost Savings WICHITA CLUTCH COMPOSITE JACKETS SAVE PRECIOUS FRESH WATER ON OFFSHORE OIL & GAS DRILLING RIGS • Wichita engineers have utilized cutting edge technologies and state-of-the-art materials to develop a revolutionary new breakthrough in water cooled clutch and brake design (patent pending) • Composite material will not corrode, so salt water and water sources with high PH acidic values can be used for cooling without the need to supply fresh water • The reduced weight of the composite water jacket is a significant maintenance benefit when equipment is installed in weight restricted applications.

Innovative Product Solutions – Customer Improvements

Altra Industrial Motion

Design and manufacture innovative solution-oriented products to help our customers ***improve their products or equipment***

Utilize Altra's engineering expertise to help our customers improve their products
- A steel mill in the Midwest was experiencing surface damage on thin auto-grade steel
- Analysis concluded that vibration from the mill roll stands was causing the imperfections

Altra's Customized Solution
- Ameridrives PT designed a unique universal joint to replace the gear spindle technology that was being used to drive the mill rolls
- The new design significantly reduced vibration and greatly improved the quality of steel being produced at this mill

Other examples of unique product designs from Altra
- Magnetic headset clutches improve cap seal at a bottling plant
- Custom engineered clutch for a major ag equipment manufacturer on a GPS seeder application for precision seed placement
- Custom assembly improves missile launch accuracy

AMERIDRIVES POWER TRANSMISSION UNIVERSAL JOINTS INCREASE PRODUCTION AND PROFITS FOR COLD STRIP MILLS

- Thinner, auto-grade steels are much more sensitive to surface damage from vibrations of rotating mill rolls
- Conversion from gear spindles to robust Ameridrives u-joints allows mills to run at higher speeds with reduced vibration for longer periods of time
- Can be interchanged with any gear spindle in any mill stand in the top or bottom position at any time





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Achieve Superior Top Line Growth With Strategic Geographic Expansion North America Leverage Altra infrastructure to promote Bauer & Svendborg products Strong geographic coverage Significant growth opportunities in under penetrated and emerging regions Russia China India Brazil India Strategic market alignment Western Europe Drive share gains and new product development through strategic market focus China Utilize new production facility to target the metals and energy markets South America • Leverage Lamiflex acquisition as a foothold for Altra expansion in Brazil • Svendborg brakes to serve growing wind power market • Altra couplings for the mining and offshore energy markets Eastern Europe Pursue growth in strategic markets including material handling, mining and oil & gas 15

16 Hay Hall Group Disciplined approach to strategic acquisitions • Sweet spot: $50 to $100 million in revenues • ROIC above cost of capital within 3 years • Accretive in year one • Profitability profile at or above Altra’s corporate average • Aligned with Altra’s strategic growth objectives Altra poised to continue its acquisition success • Experienced deal team • Strong balance sheet • Management team that is capable of running a larger business Achieve Superior Top Line Growth - Strategic Acquisitions

17 Achieve Superior Profitability Sales Growth EPS Growth Free Cash Flow Growth 2014 ROIC: 10.9% Significant improvements recently and since the Company’s founding in 2004 12.1% CAGR 15.7% CAGR 22.0% CAGR 2010 to 2014 CAGR 2010: $520 2014: $820 2010: $1.02 2014: $1.83 2010: $25.5 2014: $56.4 Step change in 2013

18 Achieve Superior Profitability Altra’s Business Simplification Initiative Division Realignment • A comprehensive initiative to simplify our organization and improve efficiency • $15 million run-rate savings by 2019 • Key driver in plan to achieve 15% operating income

Clear Path to 15% Operating Margin Target 4.1% 10.2% 11.6% 12.7% 13.5% 13.8% 15.0% 2004 * 2014A Recurring EBIT Margin Operational Improvements Strategic Pricing Supply Chain Improvements Organic Sales Growth End-Market Recovery Recurring EBIT Margin Op era tin g M arg in (% ) .4 1.1 0.8 0.3 1.1% Includes headcount reductions, facility consolidations, and platform realignment Strategic pricing initiatives to provide incremental 50 bps per year Category management and utilization of spending data from SAP to leverage buying power 1.8% organic growth CAGR End market recovery in mining, oil & gas, metals and agriculture 40% flow through to EBIT ASSUMPTIONS 19 * 2004 Operating Income Margin for the one month at the time Altra was formed and the eleven months of its predecessor

20 Achieve Superior Profitability – Operational Improvements Sales Coverage Manufacturing Facility Light Manufacturing & Assembly Center • Move from 5 divisions to 3 • Reduce facility footprint by 20% to 30%  Number of facilities has grown due to acquisitions  Optimize supply chain and OpEx resources  Consolidations will not impact capacity required to support future growth  Execute in a measured and disciplined fashion to mitigate customer disruption  Senior VP will oversee the process • Reduce the number of foreign legal entities Streamline and Simplify the Organization

21 Achieve Superior Profitability – Strategic Pricing & Supply Chain Mgt. Supply Chain Management Initiative • SAP provides improved visibility into Altra’s worldwide spend – Opportunity to reduce the number of suppliers – Lever spend across fewer suppliers – Spend categories are decentralized • Institute a hybrid purchasing org structure with certain commodity categories being managed across multiple business units • Transition from tactical buying to strategic procurement • Significant benefits – Improved supplier relationships – Formalized training to improve SCM skills – Key component of our overall $15 million run-rate savings target Strategic Pricing Initiative • Strategic pricing initiative launched in August 2013, still significant runway for additional pricing activities • Underway at virtually all business units by year end • Statistical analysis identifies pricing anomalies and opportunities • Developing automated pricing tools within SAP and data warehouse to support pricing decisions • Significant benefits – 50 bps per year in operating margin improvement, ($5.3 million achieved in 2014) – Added discipline in day-to-day pricing activity – Developing a strategic pricing culture within Altra

22 Leverage OpEx to Generate Superior Growth and Operational Improvements OpEx Drives Improvements at Bauer’s New Facility • Bauer consolidated 4 manufacturing facilities into 1 at their Esslingen, Germany campus • New single piece flow lines were implemented for gear motor assembly completely eliminating batch processing • Utilization of leading Lean manufacturing techniques Results • Lead time reduced by 70% • Work in process reduced by 90% • On time delivery improved to over 95% • Set-up time reduced by 50% New Gear Motor Flow Line Bauer Facility Esslingen, Germany

23 Leverage OpEx to Generate Superior Growth and Operational Improvements Operational Excellence allows us to continually improve how we flow value to our customers • Industry leading lead times • High delivery reliability • World class quality • Minimum inventory required to support demand • Lowest possible cost • Standardization and stability to support facility consolidations OpEx will transition Altra’s culture to one of continuous improvement Not just the “business system du jour” Altra’s leaders are deeply committed to apply lean principles to all facets of the enterprise • Warner Electric Europe Elevator Line: OTD improved from 63% to 98% • Molding 4 line at TB Wood’s foundry: 50% increase in molds per hour with a 45% reduction in scrap cost • Time to generate a custom high performance coupling quote at Ameridrives: 5 days to less than 24 hours • Wichita Clutch mining value stream: reduced lead time from 35 weeks to 1 week

24 Capital Allocation Priorities Solid cash flow and balance sheet provides strategic flexibility Growth Dividend Repurchase Shares • Organic growth initiatives and capex • Strategic acquisitions • $0.60 per annum • Tripled dividend since initiation in 2012 • $50 million authorized • $25.6 million repurchased to date (839,000 shares) 2014 Free Cash Flow Allocation

Rapidly Increasing Payout Ratio Altra Dividend History Div. Payout Ratio Dividend Yield: 2.4% Current Q3 Dividend: $0.15 25 Dividend at Initiation: $0.05 Tripled dividend since initiation in 2012

26 Key Objectives Long Term Objective 2015 Objective Current Status Strategic Pricing Operating profit improvement of 150 bps • 0.5% of revenues ($3.8 million based upon mid-point of guidance) Operational Improvements Reduce the number of facilities by 20% to 30% • Announce 5 facility consolidations. To date we have announced three (France, South Africa, Illinois). Supply Chain Management Implement hybrid SCM structure to reduce material spend • Conduct initial evaluation • Implement new SCM org structure • Develop and conduct training • Launch first supplier consolidation in Q4 SAP Deployment Entire organization on the same instance of SAP • Build out internal organization • Utilize system to yield operational improvements • Prep final roll-out phase Revenue Growth Growth in excess of GDP • YTD revenues (8.3%) • Mining, oil & gas, metal and ag markets continue to decelerate • Impact of strong US dollar

• Power transmission and motion control pure-play, a $40 billion global market • Leveraging Operational Excellence to generate superior growth and margins • Business simplification initiatives drive further margin expansion • Initiatives provide long-term opportunities to achieve above- average organic sales growth • Successful acquisitions drive topline growth Investment Highlights 27

Appendix – Second Quarter 2015 Earnings Release Materials Investor Presentation

Second-Quarter 2015 Financial Highlights QTD QTD Q2 2015 Q2 2014 $ Change % Change ($ millions) Net Sales $196.6 $215.2 ($18.6 ) (8.6)% Gross Profit $60.0 $66.5 ($6.5) (9.8)% % of Revenues 30.5% 30.9 % SG&A $35.2 $40.5 ($5.3) (13.1)% % of Revenues 17.9% 18.8 % Income from operations $17.7 $22.0 ($4.3) (19.5)% % of Revenues 9.0% 10.2 % Net Income $9.6 $12.8 ($3.2) (25.0)% % of Revenues 4.9% 5.9 % Earnings Per Share: Diluted $0.37 $0.46 ($0.09) (19.6)% Non-GAAP Diluted * $0.43 $0.48 ($0.05) (10.4)% Weighted Average Common Shares Outstanding: Diluted 26,450 27,546 (1,096) (4.0)% 29

Second-Quarter 2015 Selected Segment Data QTD QTD Q2 2015 Q2 2014 $ Change % Change ($ millions) Clutches and Brakes Net Sales $105.5 $111.0 ($5.5) (5.0)% Income from operations $13.3 $14.3 ($1.0) (7.0)% % of Net Sales 12.6% 12.9 % Couplings Net Sales $31.7 $35.0 ($3.3) (9.4)% Income from operations $3.6 $4.4 ($0.8) (18.2)% % of Net Sales 11.4% 12.6 % Gearing and Power Transmission Components Net Sales $60.6 $71.1 ($10.5) (14.8)% Income from operations $6.2 $7.6 ($1.4) (18.4)% % of Net Sales 10.2% 10.7% 30

Non-GAAP Measures * Non-GAAP Net Income (amounts in millions) Q2 2015 Q2 2014 Reported Net Income $ 9.7 $ 12.8 Restructuring costs 2.6 — Acquisition related expenses — 0.5 Tax impact of above adjustments (0.8) (1) (0.1) (2) Non-GAAP net income 11.5 13.1 Non-GAAP diluted earnings per share $ 0.43 $ 0.48 (1) tax impact is calculated by multiplying the estimated effective tax rate, 30.1% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 31.2% by the above items Non-GAAP Operating Income (amount in millions) Q2 2015 Q2 2014 Reported Income from Operations $ 17.7 $ 22.0 Restructuring costs 2.6 — Acquisition related expenses — 0.5 Non-GAAP income from operations $ 20.3 $ 22.4 YTD Free Cash Flow (amounts in millions) 2015 2014 Net Cash flows from operating activities $ 30.1 $ 37.7 Purchase of property, plant and equipment (13.5) (10.9) Free cash flow $ 16.6 $ 26.8 31

Balance Sheet Highlights Continue to maintain strong balance sheet Balance Sheet Highlights (amounts in millions) Q2 2015 Q2 2014 Cash $42.3 $69.2 Total Debt $258.6 $281.3 Total Debt less Cash $216.3 46.1% $212.1 42.5 % Shareholders' Equity $252.6 53.9% $287.1 57.5 % Shareholders' Equity plus Debt, less Cash $468.9 100% $499.2 100% 32

Second-Quarter 2015 Operating Working Capital * Balance Sheet (amounts in millions) Reconciliation of Operating Working Capital: Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 Accounts Receivable $ 117.3 $ 113.0 $ 106.5 $ 117.9 $ 125.4 Inventories 127.0 127.6 132.7 135.4 136.3 Accounts Payable (47.5) (47.5) (44.3) (43.9) (53.3) Operating Working Capital $ 196.8 $ 193.1 $ 194.9 $ 209.4 $ 208.4 33

Discussion of Non-GAAP Measures * As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 34